POWER OF ATTORNEY
For Executing Reports under Section 16(a)
with respect to securities of
AXCELIS TECHNOLOGIES INC.
 The undersigned hereby constitutes and appoints each of Mary G. Puma, Lynnette
C.
Fallon, and Matthew C. Dallett, each acting singly, the undersigned's true and lawful attorney-
in-fact, from the date hereof until this Power of Attorney is revoked, to:
(1) execute, for and on behalf of the undersigned, Forms 3, 4 and 5 with respect to
securities of Axcelis Technologies, Inc. in accordance with Section 16(a) of the
Securities
Exchange Act of 1934 and the rules thereunder, it being understood that the documents
executed by such attorney-in-fact on behalf of the undersigned pursuant to this
Power
of Attorney shall be in such form and shall contain such terms and conditions as such
attorney-in-fact may approve in his or her discretion; and
(2) do and perform any and all acts, for and on behalf of the undersigned, that may be
necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the
timely filing of such form with the United States Securities and Exchange
Commission
and any other authority.
 The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform all and every act and thing whatsoever requisite, necessary and proper to be
done in the exercise of any of the rights and powers herein granted, as fully for all intents and
purposes as the undersigned might or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his
or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted.  The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are
not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.
 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 1st day of November, 2016.

      /s/ Russell Low_______________
      Russell Low